Finance Income and Expense	6 Months Ended
Jun. 30, 2018
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Finance Income and Expense
13.	Finance Income and Expense

	Three-month period ended June 30,		Six-month period ended June 30,
	2018	2017	2018	2017
	(euros in thousands)
Finance income
Interest income and similar income	494	420	834	610
Net gain on foreign exchange	6,917	—	4,111	—

	7,411	420	4,945	610

Finance costs
Interest expense	(1)	—	(1)	(10,667)
Net loss on foreign exchange	—	(11,962)	—	(12,029)

	(1)	(11,962)	(1)	(22,696)

Interest income primarily results from interest earned on cash held on account and accretion of investment earnings. The Company’s current year increase in cash, cash equivalents and investments was due primarily to the $55.8 million of funds received as part of the Private Placement during the first quarter of 2018.

The Company experienced gains on its U.S. dollar denominated cash, cash equivalents and investments of approximately €6.9 million and €4.1 million for the three and six months ended June 30, 2018, respectively, as compared to losses of €12.0 million for the three and six months ended June 30, 2017. The Company presents foreign currency gains and losses on a net basis as either finance income or finance expense depending on whether foreign currency movements are in a net gain or net loss position. The Company experienced foreign exchange losses on its U.S. dollar denominated cash, cash equivalents and investments of approximately €2.8 million during the three months ended March 31, 2018, which are reclassified to net gain on foreign exchange for the six months ended June 30, 2018. As of June 30, 2018, the Company held approximately $40.9 million and $92.6 million in U.S. dollar denominated cash and cash equivalent accounts and investment accounts, respectively, subject to the fluctuation in foreign currency between the euro and U.S. dollar.

On December 20, 2016, the Company entered into the Incyte Agreements. As these contracts are denominated in U.S. dollars, the Company determined that the subscription agreement to sell its own shares to which the Company became committed on December 20, 2016, should be accounted for as a forward contract or a derivative financial instrument. Interest expense for the three and six months ended June 30, 2017, related entirely to the effective settlement of the forward contract on January 23, 2017.